SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2002

LCC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

7925 Jones Branch Drive McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:
(703) 873-2000

Not applicable
(Former name or former address, if changed since last report)

Item 5	Other Events

                       On February 11, 2002, LCC International, Inc. issued a press release announcing its revenues and operating results for the fourth quarter of 2001 and for the fiscal year ended December 31, 2001. Attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the February 11, 2002 press release.

Item 7	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99. Press Release, dated February 11, 2002, regarding LCC International, Inc.’s revenues and operating results for the fourth quarter of 2001 and for the fiscal year ended December 31, 2001.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LLC INTERNTATIONAL, INC.

Date:	February 12, 2002	By:	/s/ Peter A. Deliso Peter A. Deliso Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description	Page

99.	Press Release, dated February 11, 2002.	1

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